

Mtron™

INVESTOR PRESENTATION

Investor Day

June 10, 2025

Safe Harbor Statement

Information included or incorporated by reference in this presentation may contain forward-looking statements. This information may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different than the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology.

Examples of forward-looking statements include, but are not limited to, statements regarding efforts to grow revenue, expectations regarding fulfillment of backlog, future benefits to operating margins and the adequacy of cash resources. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under "Risk Factors" in the Information Statement contained within our Form 10-K filed with the SEC on March 27, 2025. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this presentation will in fact be accurate. Further, we do not undertake any obligation to publicly update any forward-looking statements. As a result, you should not place undue reliance on these forward-looking statements.

Mtron Overview

Mtron (NYSE AM: MPTI) is a NYSE American publicly traded corporation

- Formed in 1965
- Aerospace and Defense Focused Since 2004 Acquisition
- Listed NYSEAM in October 2022 via Spin Off at ~$13 ($10.85-$71.10 Range)
- 2.91mm Shares Outstanding, No Debt, and Free Cash Flow Generation
- Broad employee ownership to align interest with shareholders

Mtron Profile

- American Defense Contractor in High Growth Niche Markets
- Specialist in Robust Engineered Microwave & RF Applications
- One of the few vertically integrated RF companies in the US
- Positioned to access long term value creation opportunities
- Platform for Growth Through Mergers and Acquisitions







Mtron At A Glance






2024
2023
2022

Vertically Integrated RF Solutions

Highly-engineered, high reliability precision components and solutions including Filters, Oscillators, Resonators, and Innovative RF Solutions

Blue-Chip Customer Base

Diverse global customer base including industry leaders in the Aerospace & Defense, Avionics, Space, and Industrials sectors

Strong Market Performance

Delivering strong returns to shareholders of 256% since spin-off on October 7, 2022, indicative of our unique strategy and strong execution

Source: Company data

Management Team and Board

Tenured Management Team and Board Provides Mtron with Decades of Experience and Leadership

Senior Management Team

Cameron Pforr
Interim Chief Executive Officer
& Chief Financial Officer

Linda Biles
Executive Vice President,
Finance

William Drafts
President

Non-Executive Board Members

Bel Lazar
Chairman
COO and Board Member
Efficient Power Conversion
CEO of EPC Space

Marc Gabelli
Ex-Chairman of the Board
Chief Executive Officer
Gabelli Securities International
Ltd

Hendi Susanto
Director
VP of Equity Research
Gabelli

Robert LaPenta Jr.
Director
Managing Partner
Aston Capital

John Mega
Lead Independent
Director
Former SVP and President
L3's Communication Systems

David Goldman
Director
General Counsel
GAMCO Asset Management, Inc.

Ivan Arteaga
Director
Chief Investment Officer
Arteaga Capital Management

Who is Mtron Industries, Inc. (NYSE AM: MPTI)?

Mtron is a high technology firm that designs and manufactures highly reliable, precision:

- *Radio Frequency (RF) components (Oscillators, Filters and Resonators)*
- *Solutions, which solve larger engineering challenges*


MtronPTI


MtronPTI
...when timing matters

What are oscillators?

Oscillators are crucial components in various electronics systems that produce:

- Clock Generation
  - *A periodic signal that synchronizes digital circuits which is fundamental for coordinating the activities of multiple devices in complex systems in computers and control, communication, and data transmission systems*



Voltage
Time

- Frequency Generation
  - *Signals at precise frequencies, which are necessary for RF communication, Radars and Electronic Warfare systems*
  - *Controlling the frequency of the oscillator over time and temperature with minimal phase noise ensures reliable transmission and reception of signals*



Why are Mtron's oscillators important?

Communication and Data Transmission Systems

- Low drift enhances faster and error-free transmission
- Ultra-low phase noise enables clearer, more reliable data transmission

Best In-Class Phase Noise

Radar

- Low drift improves accuracy of radar measurements
- Reduced phase noise improves radar detection of slower and smaller objects

World's Best Performance
Vibration Immune OCXO

Electronic Warfare (EW) Systems

- High stability improves jamming, deception, and intelligence gathering

Smallest Hi-Frequency
OCXO Available

Control Systems

- Low drift maximizes synchronization of multiple components within a communication system

World Class
Drift Performance

Ultra-low phase noise, low drift oscillators in various product families (XO, TCXO, VCXO, TCVCXO, OCXO) allow customers to design superior performance products

What are filters?

Electronic filters are essential components in electronic systems for many reasons:

- Frequency Selectivity
  - *Filters selectively pass or reject specific frequency components of a signal, which is essential in applications such as radio communication, radars, and electronic warfare where different channels or bands need to be separated to avoid interference and extract desired signals*
- Bandwidth Limiting
  - *Filters limit the bandwidth of signals, allowing only a certain range of frequencies to pass through. This is important in data communication, radars, and electronic warfare where bandwidth constraints need to be enforced to prevent signal distortion or overcrowding of the channel*


Tuned
Circuit
Gain
Selective Receiver
Unselective Receiver
Frequency


Low-pass
High-pass
Band-pass
Band-stop

Why are Mtron's filters important?

Communication and Data Transmission Systems

- Higher frequency enhances faster and error-free transmission
- Low insertion loss enables clearer, more reliable data transmission

Wide Range of Frequencies Available

Electronic Warfare (EW) Systems

- High selectivity improves jamming, deception, and intelligence gathering

Best In-Class Selectivity

Radar

- High selectivity improves accuracy of radar measurements
- Reduced insertion loss improves radar detection of slower and smaller objects

World Class Insertion Loss

Low insertion loss, high frequency, low profile, highly selective filters in various product families (Crystal, Waveguide, Ceramic, LC, Cavity, Planar, Switched) allow customers to design superior products

What are solutions?

Solutions come in a various forms, such as an Integrated Microwave Assembly ("IMA") or as a Multi-Function Module ("MFM"), where Mtron acts as an extension of our customer's Engineering team and designs the complete solution rather than supplying only the components

- Our solutions typically integrate multiple microwave and/or RF functions into a single package
- These functions can include amplifiers, oscillators, filters, mixers, switches, and other active or passive microwave components
- Solutions may also integrate power management, control circuitry, and other functionalities
- Common solution applications include radar systems, electronic warfare systems, communication systems, microwave instrumentation, and aerospace and defense applications


MtronPTI

Why use Mtron to provide solutions?

- Mtron uses the same circuit, electromagnetic, mechanical, thermal, and stress analysis modeling tools as our customers, which is effortlessly integrated into the customer's system synthesis
- Design collaboration acts an extension of the customer's design team and allows our customer's resources to focus on their areas of expertise
- Utilizes several in-house rapid prototyping methods to speed development with a fast-fail approach
- The result of having Mtron focus on the design concept, prototype development, and transition to full rate production is a shortened design cycle and a faster time to market
- Custom integration offers additional benefits of enhanced system performance, fewer interfaces, compact mechanical packaging, less individual components, and reduced test and integration times





Mtron At A Glance

Robust Engineered RF Components and Solutions since 1965

Filters (LC, Cavity, Planar, Crystal) | **Oscillators (XO, TCXO, VCXO, OCXO)** | **Crystal Resonators and Solutions**





$50.1M	46.0%	$55.5M	10%	19-23%	60-80%
Sales[1]	Gross Margin[1]	Backlog[1]	Revenue CAGR[2]	Adj EBITDA Margins[2]	FCF Conversion[2]


6.6%
4.4%
21.7%
67.3%
Aerospace & Defense
Avionics
Space
Industrials


7.0%
27.5%
65.5%
Filters
Oscillators
Resonators & Solutions

Strategically Targeting Larger Opportunities

- Strong Customer Relationships for Robust Solutions
- Tailored New Products 25-30% Sales[3]
- Number of Products >$500k Annually Increased 50%
- 79% Increase in Program Business Since 2021

(1) Trailing 12 months ended March 31, 2025
(2) Management Estimated Ranges based on historical averages; Five year Revenue CAGR was 10.4% from 2020-2024; Adjusted EBITDA Range before Non Cash charges and one time expenses
(3) Revenue from products introduced in the last 4 years was 30.4%

Source: Company data

With Broad Applications

Commercial Aerospace



Space & SATCOM



Electronic Warfare



Precision-Guided Munitions



UAV / Drones



Radar



Product Applications: Radar

Precision Surveillance Technology to Ensure Security

- Hypersonic missiles and drones require highly advanced radars which drive the need for high-performing filters and oscillators
- **Both commercial and military aircraft utilize Mtron components** on their on- board radars



Transmitter
LC Filter, Cavity Filter, Waveguide Filter
Receiver
LC Filter and Crystal Filter
Signal Processing
TCXO, OCXO and Crystal Resonator
Path to Antenna
Duplexer, Diplexer, Multiplexer, Cavity Filter, Waveguide Filter, LC Filter
Master Clock
LC Filter and Crystal Filter

Product Applications: Commercial Aerospace

Platform Flexibility with Multiple Touchpoints

- ~16 design slots on nearly every Boeing and Airbus commercial airplane
- Provides rugged, proven, reliable oscillators, clocks, and filters in numerous applications, from flight control to navigation
- Serves **multiple end-markets** including smaller regional and business jet markets



Flight Control (Fly-by-wire)
▪ Clock Oscillator
Emergency Beacon System
▪ OCXO
In Flight Connectivity
▪ Clock Oscillator
Pilot Communications
▪ TCXO, LC Filter, Crystal Filter
Instrument Landing Systems (ILS)
▪ Clock Oscillator
Navigation Radar
▪ TCXO and LC Filter
Engine Control
▪ Clock Oscillator
Radio Altimeter
▪ Cavity Filter, LC Filter, Ceramic Filter and TCXO
Traffic Collision Avoidance System (TCAS)
▪ Clock Oscillator, TCXO, OCXO, LC Filter

A History of Leadership and Innovation

For Over 60 Years, Mtron Has Been a Leader in Supporting Advanced Electronics





1965

Mtron and Piezo Technology (PTI) are organized separately

1973

PTI supplies the first monolithic filters used in space

1976

Lynch Corporation (predecessor to The LGL Group, Inc.) acquires Mtron

2002

Mtron purchases assets of Champion Technologies (formerly Motorola) adding VCXO, TCXO and timing solutions

2004

Mtron acquires PTI

2017

Mtron introduces its first electronical vibration compensated OCXO

2020

Mtron launches Integrated Microwave Assembly (IMA)

2022

Mtron launches Planar Filter Product Line and High frequency, low noise OCXO family

2022

Mtron completes separation from The LGL Group, Inc., becoming an independent, publicly traded company

2024

Mtron launches its first space –borne IMA




MtronPTI
MtronPTI



NYSE AMERICAN™

Investment Highlights

Mtron™

1. Strong revenue growth and cash generation
2. Attractive end markets with long-term contracts and loyal customers
3. Unique capability to manufacture in U.S. for mission critical supply chains
4. Compelling financials with organic and inorganic growth strategy
5. Have production capacity and management team to support continued growth

Growth Drivers

Expansion Opportunities Across Multiple High Growth Markets

Mtron™

1. Armament and weapon system replenishment driven by global conflicts
2. Modernization programs and new system development driving longer-term defense component/subsystem growth
3. Strong commercial airframe backlog for Airbus and Boeing
4. Expansion into new rapidly growing markets (Space)
5. Strong R&D & manufacturing process investment driving more program capture

Large & Growing TAM

Expansion Opportunities Across Multiple Markets

Customer End Market TAM's

Defense Electronics Market	Commercial Aviation Market	SPACE/SATCOM Market
2022	2024	2022
~$150B	~$199B	~$77B
2030	2030	2030
~$234B	~$294B	~$162B
~6% CAGR	~7% CAGR	~10% CAGR

Electronic Components Market Size

$ in Billions



~7%
CAGR
$190
$323
2022
2030

Source: Allied Market Research, Grand View Research, Mordor Intelligence, Precedence Research

Unique Product Portfolio...

Filters

- Applications within Avionics, Space, Communications, Electronic Warfare, Instrumentation, and Radar
- Products include Crystal, LC, Cavity, Planar, Waveguide, Ceramic, Duplexer, Multiplexer and Switched Filters





Oscillators

- Applications within Avionics, Communications, Electronic Warfare, Instrumentation, and Radar
- Products include XO, TCXO, VCXO, OCXO, e-Vibe™ OCXO





Resonators

- Applications within Avionics, Space, Communications, Electronic Warfare, Instrumentation, and Radars
- Vertically integrated into crystal filters and oscillators





Innovative RF Solutions

- Spanning frequencies from 10MHz to 50GHz, multiple components integrated into SWaP-C assemblies




FY'24 Revenue Split by Product
Filters
Oscillators
Other
7.0%
27.5%
65.5%

Global Footprint

Strategically Located to Supply Critical National Security Needs With Ample Capacity For Future Growth

Orlando, FL (HQ)

- 71,000 sq. ft.
- AS9100D Design and Manufacturing Facility
- ITAR Registered
- Sales Office

Yankton, SD

- 32,000 sq. ft.
- AS9100D Design and Manufacturing Facility
- ITAR Registered

New Delhi, India

- 13,000 sq. ft.
- ISO 9001:2015 Manufacturing Facility
- MLA - Manufacturing License Agreement for ITAR Compliance

Hong Kong

- Sales Office

Over 100,000 sq. ft. of ITAR registered Design and Manufacturing Space



Yankton, SD
Orlando, FL
New Delhi, India
Hong Kong

Source: Company data

Mtron™

Blue-Chip Customer Base

Tenured Industry Relationships With Premier Customers Across Various End Markets

Aerospace & Defense

- BAE SYSTEMS
- L3HARRIS FAST. FORWARD.
- LOCKHEED MARTIN
- MBDA MISSILE SYSTEMS
- NORTHROP GRUMMAN
- Raytheon Technologies
- smiths interconnect bringing technology to life
- SRC
- THALES

Avionics

- AIRBUS
- BAE SYSTEMS
- BOEING
- Collins Aerospace
- GARMIN.
- GE
- Honeywell
- L3HARRIS FAST. FORWARD.
- LEONARDO
- NORTHROP GRUMMAN
- Raytheon Technologies
- THALES

Space

- BOEING
- Collins Aerospace
- GENERAL DYNAMICS
- इसरो isro
- L3HARRIS FAST. FORWARD.
- LOCKHEED MARTIN
- MDA
- NEC
- NORTHROP GRUMMAN
- THALES

Industrials

- Anritsu envision : ensure
- ciena
- GE
- Inova
- KEYSIGHT
- NI
- resideo
- SAFRAN
- VIAVI

More than 70 customers with a 10+ year history

Source: Company data

Drone Market Opportunity

Drones, Space & Satellites, EW and Radar represent some of the near-term growth markets for the company



Remote-Controlled Attack/ISR Aircraft
2
Satellite send command to aircraft
3
Radar onboard protects drone from kamikaze drones
1
Pilot, sensor operator in remotely located ground control station fly aircraft vie satellite link
Length: 11 m
Wingspan: 20.1 m
Speed: 370 kph
Payload: 1,700 kg
Armament: Hellfire missiles, laser-ground bombs
4
Electronic warfare is critical component of protecting ground stations, mechanized troops and air defense sites
5
Sensors in aircraft find, identify, fix and track ground targets

- In the Drone / UAV market since 2014
- Our products are robust and for longer life UAVs
- Deployed in both ISR and kinetic platforms
- Deployed in the following systems:
  - Ground controllers
  - Drone-based communications systems
  - Anti-drone radar
  - Counter-drone electronic warfare
  - Guidance systems of munitions
- Existing design wins with many of the leading platforms
- New business expected through new design wins with up-and-coming UAV innovators



10 YEAR HISTORY SUPPLYING THIS CRITICAL DEFENSE GROWTH AREA

Source: Company data

Growth Strategy

Since its Spinoff in Late 2022, Mtron has Significantly Outperformed the Broader Market & its Peers

Leverage Customer Relationships

- Build Mtron into a leading supplier of modules, subsystems and components to the Defense and Aerospace industry

Program Focused

Market Driven R&D

- Continue to enhance our ability to provide highly engineered modules and subsystems through increased design expertise

Increase Engineered Content

M&A

- Invest accumulating cash in complimentary acquisitions

Disciplined Approach

Increase margins through new product introductions, improved scale, higher utilization and continued cost containment

Metrics

Significant improvement in key metrics since spin-off 2022

Revenue Growth

Increased from $8.4M/qtr to $12.7M/qtr

⬆ 51%

Gross Margin

Increased from 32% to 43%

⬆ 34%

Net Income

Increased from $503K/qtr to $1,630K/qtr

⬆ 351%

Adjusted EBITDA Margin

Increased from 10.4% to 19.7%

⬆ 89%

Cash Generation

Increased cash on hand from $806K to $13,662K

⬆ 1,595%

EPS

Increased from $0.19/share per qtr to $0.57/share per qtr

⬆ 332%

Source: Company data from Q3 2022 through Q1 2025

New Product Development

Increased R&D and Capex Spend Drive Organic Topline Growth in the Near-Term

Constant Innovation with Strategic Targeting of Larger Opportunities

- ~30% of FY'24 Revenue comes from products introduced since 2020
- New product development is a key component of strategy with development tailored to deepen customer relationships
- Number of products >$500k annually increased ~50%
- 48.7% increase in ASP since 2020



New Product Revenue ($M)
Total Revenue ($M)
ASP
$120
$100
$80
$60
$40
$20
$0
$69.63
$84.11
$73.54
$92.13
$103.54
$30.0
$26.7
$31.8
$41.2
$49.0
$10.2
(~34%)
$9.7
(~36%)
$9.0
(~28%)
$12.4
(~30%)
$14.9
FY'20A
FY'21A
FY'22A
FY'23A
FY'24A

Source: Company data

Financial Summary

Compelling Financials With Strong Topline Growth And Healthy Margins

Revenue & Growth ($M)



(2%)
$30.0
(11%)
$26.7
19%
$31.8
29%
$41.2
19%
$49.0
18%
$50.6
19%
$11.2
14%
$12.7
FY'20A
FY'21A
FY'22A
FY'23A
FY'24A
LTM
3M FY'24
3M FY'25

Gross Profit & Margin ($M)



34%
$10.3
35%
$9.3
36%
$11.3
41%
$16.8
46%
$22.6
46%
$23.3
43%
$4.8
43%
$5.4
FY'20A
FY'21A
FY'22A
FY'23A
FY'24A
LTM
3M FY'24
3M FY'25

Adjusted EBITDA & Margin ($M)[1]



14%
$4.1
11%
$3.0
13%
$4.0
19%
$7.7
23%
$11.1
23%
$11.4
21%
$2.3
20%
$2.5
FY'20A
FY'21A
FY'22A
FY'23A
FY'24A
LTM
3M FY'24
3M FY'25

Backlog & Growth ($M)



$19.8
48%
$29.4
57%
$46.2
4%
$47.8
(1%)
$47.2
(4%)
$46.1
20%
$55.5
FY'20A
FY'21A
FY'22A
FY'23A
FY'24A
3M FY'24
3M FY'25

Source: Company Financials. Note: LTM figures as of Q1 FY'25, ending March 31, 2025
(1) Adjustments to EBITDA include Non-Cash Stock Compensation and Excess Separation Costs

Disciplined Approach to M&A

Mtron continues to look for tuck-in and transformative acquisitions to accelerate our organic growth strategies

Goals of M&A Program			
Goals of M&A Program	Help company achieve scale quicker through accretive transactions	Opportunistically enter new markets	Continue to expand technology expertise
Target Characteristics	Unique assembly and design capabilities	Access to key customers and programs	Strong engineering with unique areas of expertise

Attractive Long Term Target Model

Increased R&D and Capex Spend Drive Organic Topline Growth in the Mid-Long Term

Aim to consistently exceed industry growth through continued investment in R&D resources

Continued design win momentum speaks well to future growth

Model has begun to provide leverage and is highly cash generative

Long Term Organic Goals

Revenue	Gross Margins	Adjusted EBITDA Margins
10% CAGR	45 – 50%	21% - 23%

Source: Company data

Tariffs

Mtron is committed to development of its U.S.-based manufacturing capability and continues to become more vertically integrated as it pulls additional capabilities in-house.

We are still susceptible to tariffs for some materials imported from Asia and Europe as well as work finished in our Noida, India facility.

$75K of tariff charges in March 2025

Mitigation steps:

- FAR exemption
- Second source for all imports from China
- Beginning to selectively pass along tariff costs to customers

Questions?

Mtron™

Thank You



Mtron 2025 Conference Schedule

Thank You For Attending

We hope to see you at an upcoming event...

15th Annual East Coast Ideas Conference
New York, New York
June 11, 2025

IEEE MTT-S International Microwave Symposium
San Francisco, California
June 15 – 20, 2025

Sidoti Small-Cap Conference
Virtual
September 17 - 18, 2025

Sidoti Micro-Cap Conference
Virtual
November 19 - 20, 2025

Appendix



Product Applications: Space & SATCOM

Designed to Withstand Harsh Environments

- Over 80 design wins on satellite platforms and manned spacecrafts
- DoD is increasing funding in areas of space situational awareness: Missile Warning & Tracking, Protected Tactical Secure SATCOM Communications, and the Global Positioning System
- Several design slots across three product lines supporting ground-based SATCOM receivers, with thousands of receivers per satellite

Front End Receiver
- Crystal Filter, Cavity Filter, LC Filter

Timing
- Crystal Resonator



Front End Transmitter
- Crystal Filter, Cavity Filter, LC Filter

Timing
- OCXO, OCXO with PLL, VCTCXO, VCXO, TCXO, Crystal Filter

Front End Receiver
- Crystal Filter, Cavity Filter, LC Filter, Diplexer, N-plexer

Front End Transmitter
- Crystal Filter, Cavity Filter, LC Filter, Diplexer, N-plexer



Product Applications: Electronic Warfare

High Reliability Timing, Spectrum & Frequency Control

- Current Electronic Warfare systems face the challenge of operating in a more congested RF environment, requiring rugged and precise devices and solutions
- The DoD requested $842B in its FY'24 budget to support hundreds of Electronic Warfare programs, all of which can utilize MPTI's precise resonators, clocks, oscillators, and filters



Path to Antenna
Duplexer, Diplexer, Multiplexer, Cavity Filter, Waveguide Filter, LC Filter
Transmitter
LC Filter, Cavity Filter, Waveguide Filter, Power Amplifier
Receiver
LC Filter and Crystal Filter
Master Clock
OCXO/TCXO
Signal Processing
TCXO, OCXO and Crystal Resonator

Product Applications: Precision-Guided Munitions

Pinpoint Missile Accuracy with Superior Electronic Technology

- Defense agencies are focusing on high- performance, precision strike weapons that have farther standoff, multi-mode seekers, robust guidance systems, and less time for target selection with less collateral damage
- MPTI has several design wins for clocks, oscillators, and filters within various Missile Defense Programs


Radar Guided
OCXO, TCXO and LC Filter
Missile Data Links
LC Filter and Crystal Filter
Laser and Electro-Optically Guided
Clock Oscillator and TCXO

Appendix 1 – Reconciliation of Adjusted EBITDA to Income before income taxes

(in thousands)	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	Q1 2024	Q1 2025
Income before income taxes	**$ 2,893**	**$ 2,113**	**$ 2,595**	**$ 4,400**	**$ 9,775**	**$ 1,863**	**$ 2,114**
Adjustments:							
Interest expense (income)	86	12	11	(7)	(243)	(32)	(111)
Depreciation	435	488	671	797	968	219	250
Amortization	54	54	54	53	5	5	—
Total adjustments	575	554	736	843	730	192	139
EBITDA	**3,468**	**2,667**	**3,331**	**5,243**	**10,505**	**2,055**	**2,253**
Non-cash stock compensation	145	292	458	2,421	636	207	249
Excess Spin-off costs	—	—	219	28	—	—	—
Adjusted EBITDA	**$ 3,613**	**$ 2,959**	**$ 4,008**	**$ 7,692**	**$ 11,141**	**$ 2,262**	**$ 2,502**

Source: Company Financials.